Rule 497(d)

                                     FT 655

                         Deep Value Portfolio, Series 4

                Supplement to the Prospectus dated July 18, 2002

Notwithstanding anything to the contrary in the Prospectus, all shares of HEALTHSOUTH Corporation (Ticker: HLSH, formerly HRC) have been removed from the portfolio of the above referenced Series for certain of the reasons enumerated in the section entitled "Removing Securities from a Trust" in the Prospectus.

March 27, 2003